Exhibit 99.1
WORLD WRESTLING ENTERTAINMENT INC.
2006 TRENDING SCHEDULES — BASIS OF PRESENTATION
Historical financial results are shown on a fiscal year basis, reflecting the twelve month period ending April 30th of 2005 and 2006, respectively.
WWE modified its business segment reporting in the fourth quarter of 2006 to include four reportable segments. These new segments highlight management’s focus on the growth of our digital businesses and our entry into the feature film production business.
The presentation of prior period financial results has been adjusted to conform to the presentation of current period results.
Changes to the segment definitions are described below:

Live and Televised Entertainment
—	Segment revised to include Venue Merchandise, which was formerly included in the Branded Merchandise segment (now renamed the Consumer Products segment)
—	Revenues consist principally of ticket sales to live events, sales of merchandise at these live events, television rights fees, sales of advertising and sponsorships, and fees for viewing our pay-per-view and video on demand programming.

Consumer Products
—	Segment formerly named Branded Merchandise
—	Venue Merchandise is now included in the Live and Televised Entertainment segment
—	WWE.com and WWEShop businesses are now reported as a separate segment named Digital Media
—	Revenues consist principally of WWE produced home videos and magazine publishing and royalties from products sold by licensees (such as video games, toys and books).

Digital Media
—	Newly created segment
—	WWE.com and WWEShop businesses were formerly included in our Branded Merchandise segment (now renamed the Consumer Products segment)
—	Revenues consist principally of advertising sales on our websites, sale of merchandise on our website through our WWEShop internet storefront and various broadband and mobile services.

WWE Films
—	Newly created segment
—	Consists of the production and distribution of filmed entertainment featuring our Superstars. This is a new venture for WWE.

WORLD WRESTLING ENTERTAINMENT INC.
TRENDING SCHEDULES
STATEMENT OF OPERATIONS
($ in millions; Unaudited)

	F2005				F2006
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	F2005	F2006	GROWTH %
Revenues:

Live & Televised Entertainment

Live Events	$17.9	$20.1	$11.3	$29.4	$16.5	$13.0	$18.2	$27.3	$78.7	$75.0	(5%)
Venue Merchandise	2.9	2.9	2.4	4.6	3.3	3.0	3.3	5.1	12.8	14.7	15%
Pay-Per-View	16.9	18.5	15.5	34.6	21.6	18.7	19.1	35.4	85.5	94.8	11%
Television Rights Fees	19.8	18.4	19.5	20.3	20.0	20.4	20.5	20.6	78.0	81.5	4%
Television Advertising	10.6	9.8	10.8	12.5	10.4	7.7	2.3	2.2	43.7	22.6	(48%)
Other (Includes WWE 24/7)	—	—	—	0.8	0.1	0.2	0.4	1.5	0.8	2.2	175%

Subtotal Live & TV Entertainment	$68.1	$69.7	$59.5	$102.2	$71.9	$63.0	$63.8	$92.1	$299.5	$290.8	(3%)

Consumer Products

Licensing (Includes WWE Music)	$3.1	$3.8	$10.3	$3.7	$7.5	$6.4	$12.3	$6.0	$20.9	$32.2	54%
Home Video	5.7	4.5	4.8	5.1	8.5	11.9	15.1	7.1	20.1	42.6	112%
Magazine Publishing	2.2	2.9	3.5	3.6	2.1	3.1	3.0	2.9	12.2	11.1	(9%)
Other (Includes Appearances)	0.1	0.2	0.2	0.2	0.1	0.2	0.1	0.1	0.7	0.5	(29%)

Subtotal Consumer Products	$11.1	$11.4	$18.8	$12.6	$18.2	$21.6	$30.5	$16.1	$53.9	$86.4	60%

Digital Media

WWE.com	$1.5	$1.8	$2.4	$2.1	$1.7	$2.3	$2.7	$3.0	$7.8	$9.7	24%
WWEShop	0.7	0.7	1.8	1.3	1.8	1.7	5.7	2.9	4.5	12.1	169%
Other (Includes Catalog Sales)	0.2	0.3	0.2	—	0.2	0.3	0.4	0.2	0.7	1.1	57%

Subtotal Digital Media	$2.4	$2.8	$4.4	$3.4	$3.7	$4.3	$8.8	$6.1	$13.0	$22.9	76%

Total Revenues	$81.6	$83.9	$82.7	$118.2	$93.8	$88.9	$103.1	$114.3	$366.4	$400.1	9%

Profit Contribution

Live & Televised Entertainment

Live Events	$3.9	$4.8	$1.9	$8.3	$3.7	$2.4	$3.9	$8.1	$18.9	$18.1	(4%)
Venue Merchandise	0.9	1.4	0.7	1.4	1.2	0.8	1.0	1.1	4.4	4.1	(7%)
Pay-Per-View	10.2	10.3	10.0	18.7	13.0	12.8	11.8	15.0	49.2	52.6	7%
Television Rights	6.8	3.9	6.8	6.6	7.3	7.4	6.9	6.1	24.1	27.7	15%
TV Advertising	7.0	6.4	7.2	8.5	6.8	5.3	1.8	1.9	29.1	15.8	(46%)
Other	(1.9)	(2.6)	(2.2)	(1.3)	(2.3)	(2.0)	(1.6)	(0.2)	(8.0)	(6.1)	(24%)

Subtotal Live & TV Entertainment	$26.9	$24.2	$24.4	$42.2	$29.7	$26.7	$23.8	$32.0	$117.7	$112.2	(5%)

Consumer Products

Licensing	$1.9	$2.7	$7.4	$2.5	$5.1	$4.5	$9.5	$4.6	$14.5	$23.7	63%
Home Video	3.3	2.5	2.4	2.7	4.4	7.1	8.6	3.9	10.9	24.0	120%
Magazine Publishing	0.9	1.2	1.5	1.4	0.9	1.5	1.1	0.7	5.0	4.2	(16%)
Other	—	—	0.2	—	—	—	0.1	—	0.2	0.1	(50%)

Subtotal Consumer Products	$6.1	$6.4	$11.5	$6.6	$10.4	$13.1	$19.3	$9.2	$30.6	$52.0	70%

Digital Media

WWE.com	$0.3	$1.0	$1.8	$1.2	$0.6	$1.3	$1.2	$1.4	$4.3	$4.5	5%
WWEShop	(0.2)	(0.2)	0.7	0.5	0.7	0.5	2.6	0.5	0.8	4.3	438%
Other	—	—	(0.2)	(0.1)	(0.1)	—	—	—	(0.3)	(0.1)	(67%)

Subtotal Digital Media	$0.1	$0.8	$2.3	$1.6	$1.2	$1.8	$3.8	$1.9	$4.8	$8.7	81%

PROFIT CONTRIBUTION	$33.1	$31.4	$38.2	$50.4	$41.3	$41.6	$46.9	$43.1	$153.1	$172.9	13%

Profit Margin %	41%	37%	46%	43%	44%	47%	45%	38%	42%	43%

SG&A	17.9	22.9	21.6	24.5	22.2	18.8	21.9	24.3	86.9	87.2	—%

Stock Compensation	1.1	1.2	1.2	0.5	0.6	1.1	1.7	1.3	4.0	4.7	18%

Dep. & Amortization	2.9	3.1	3.0	2.9	2.7	2.8	2.6	2.4	11.9	10.5	(12%)

Operating Income	$11.2	$4.2	$12.4	$22.5	$15.8	$18.9	$20.7	$15.1	$50.3	$70.5	40%

Interest and Other, net	1.3	0.5	2.8	1.5	1.6	1.2	3.1	1.5	6.1	7.4	21%

Income before taxes	$12.5	$4.7	$15.2	$24.0	$17.4	$20.1	$23.8	$16.6	$56.4	$77.9	38%

Provision for taxes	4.7	1.7	4.2	8.0	6.2	8.4	10.2	6.1	18.6	30.9	66%
Effective Tax Rate	38%	36%	28%	33%	36%	42%	43%	37%	33%	40%

Income from Continuing Operations	$7.8	$3.0	$11.0	$16.0	$11.2	$11.7	$13.6	$10.5	$37.8	$47.0	24%

Discontinued Ops	(0.2)	1.5	(0.1)	0.1	—	—	—	—	1.3	—	(100%)

Net Income	$7.6	$4.5	$10.9	$16.1	$11.2	$11.7	$13.6	$10.5	$39.1	$47.0	20%

EPS — Continuing Operations	$0.11	$0.04	$0.16	$0.23	$0.16	$0.17	$0.19	$0.15	$0.54	$0.67	24%
EPS — Net Income	$0.11	$0.06	$0.16	$0.23	$0.16	$0.17	$0.19	$0.15	$0.56	$0.67	20%

Memo:
EBITDA	$14.1	$7.3	$15.4	$25.4	$18.5	$21.7	$23.3	$17.5	$62.2	$81.0	30%
EBITDA Margin %	17%	9%	19%	21%	20%	24%	23%	15%	17%	20%

Diluted Shares (in thousands)	69,574	69,483	69,390	69,379	69,627	70,069	70,429	71,162	69,376	70,176	1%

WORLD WRESTLING ENTERTAINMENT INC.
TRENDING SCHEDULES
RECONCILIATION OF NET INCOME TO EBITDA
($ in millions; Unaudited)

	F 2005				F 2006
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	F2005	F2006
Net income	$7.6	$4.5	$10.9	$16.1	$11.2	$11.7	$13.6	$10.5	$39.1	$47.0

Loss/(Income) from discontinued operations, net of tax	0.2	(1.5)	0.1	(0.1)	—	—	—	—	(1.3)	—
Provision for income taxes	4.7	1.7	4.2	8.0	6.2	8.4	10.2	6.1	18.6	30.9

Interest and other, net	(1.3)	(0.5)	(2.8)	(1.5)	(1.6)	(1.2)	(3.1)	(1.5)	(6.1)	(7.4)

Depreciation and Amortization	2.9	3.1	3.0	2.9	2.7	2.8	2.6	2.4	11.9	10.5

EBITDA	$14.1	$7.3	$15.4	$25.4	$18.5	$21.7	$23.3	$17.5	$62.2	$81.0

Non-GAAP Measure:
EBITDA is defined as earnings from continuing operations before interest, income taxes, depreciation and amortization. Although it is not a recognized measure of performance under U.S. GAAP, EBITDA is presented because it is a widely accepted financial indicator of a company’s performance. The Company uses EBITDA to measure its own performance and to set goals for operating managers. EBITDA should not be considered as an alternative to income from continuing operations, net income, cash flows from operations or any other indicator of World Wrestling Entertainment, Inc.’s performance or liquidity, determined in accordance with U.S. GAAP.

Revenue ($ in millions)

	2002	2003	2004	2005	2006
Live & Televised Entertainment	$340.7	$311.9	$308.8	$299.5	$290.8

Live Events	74.1	72.2	69.7	78.7	75.0
Venue Merchandise	17.2	16.4	12.7	12.8	14.7
Television Rights Fees	53.3	58.5	71.1	78.0	81.5
North America Television Rights Fees	35.0	38.8	48.3	53.2	53.0
International Television Rights Fees	18.3	19.7	22.8	24.8	28.5
Television Advertising	83.6	72.9	59.5	43.7	22.6
Pay-Per-View	112.0	91.1	95.3	85.5	94.8

Consumer Products	$55.5	$51.5	$54.7	$53.9	$86.4

Home Video	13.6	13.8	21.4	20.1	42.6
Licensing	24.4	21.8	21.8	20.9	32.2
Magazine Publishing	16.2	15.2	10.7	12.2	11.1

Digital Media	$13.4	$10.9	$11.4	$13.0	$22.9
Note: The information shown in the table above has been depicted in chart form on the Company’s website.